UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 11, 2024

_______________________________

ENERPAC TOOL GROUP CORP.

(Exact name of registrant as specified in its charter)

_______________________________

Wisconsin	001-11288	39-0168610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

N86 W12500 Westbrook Crossing

Menomonee Falls, Wisconsin 53051

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (262) 293-1500

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.20 per share	EPAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 11, 2024, the Board of Directors (“Board”) of Enerpac Tool Group Corp. (the “Company”) appointed Darren M. Kozik as the Company’s Executive Vice President and Chief Financial Officer effective as of the commencement of Mr. Kozik’s employment with the Company, which is expected to be on or about October 28, 2024.

Mr. Kozik, age 47, has served since March 2023 as Senior Vice President—Global Corporate Finance of ManpowerGroup, a leading global workforce solutions company, after having served as Senior Vice President—North America Finance and Shared Services of ManpowerGroup from August 2018.  Prior to ManpowerGroup, from May of 2016 to August of 2018, Mr. Kozik served first as the Chief Financial Officer of Mortara Instrument, and subsequently as Vice President and General Manager for the business. Mr. Kozik started his career at General Electric in 1999 and worked in roles of increasing scope and global responsibility, ending as the Chief Financial Officer of the Global Ultrasound business unit of GE Healthcare in 2016.  Mr. Kozik received a BSBA in Economics from Saint Louis University and an MBA from the Kellogg School of Management at Northwestern University.

Upon joining the Company as Executive Vice President and Chief Financial Officer, Mr. Kozik will receive annual base salary at a rate of $485,000.  He will participate in the Company’s annual bonus program for the fiscal year ending August 31, 2025, with a target cash bonus equal to 65% of his base salary, with the actual bonus amount to be prorated based on his period of service.  In addition, in recognition of the forfeiture, as a result of his accepting this position with the Company, of long-term equity awards granted to him by his prior employer, Mr. Kozik is to receive initial equity awards, in the form of time-vesting restricted stock units (“RSUs”) to be granted on the 15th day of the month following the first fiscal quarter ending after the commencement of his employment, with RSUs having a grant date fair value of $225,000 vesting, subject to his continued employment, two years after the commencement of his employment and RSUs having a grant date fair value of $250,000 vesting, subject to his continued employment, three years after the commencement of his employment.  Mr. Kozik will be eligible to receive annual equity awards consistent with the Company’s normal schedule for equity award grants to senior executive officers, typically with an expected aggregate grant date fair value of $500,000 allocated equally between RSUs and performance-based restricted stock units.

In connection with the commencement of his employment, and in recognition of his forfeiture of upcoming annual bonus payments from his prior employer and equity awards from his prior employer scheduled to vest in the next six months, Mr. Kozik will receive a signing bonus of $318,000.  He will be required to repay all or some of the signing bonus in the event he voluntarily terminates his employment with the Company prior to the third anniversary of the date of his commencement of employment other than for “Good Reason” as defined in the Company’s Senior Officer Severance Plan (the “Senior Officer Severance Plan”), with the amount of the required repayment being based on the length of his service prior to departure.  Mr. Kozik will be eligible to participate in the employee benefit plans, programs and policies generally available to the Company's senior executives, including group medical, dental, vision and life insurance and other fringe benefits and vacation, subject to the terms and conditions of such plans, programs and policies, including a monthly automobile allowance.  Compensation payments to Mr. Kozik will be subject to the Company’s executive compensation recoupment policies (as it may be amended from time to time).

Mr. Kozik will also be eligible to receive in connection with the commencement of his employment a Change in Control Agreement similar in form to those in place generally for the Company’s other executive officers and benefits under the Senior Officer Severance Plan, which are described in the Company’s definitive proxy statement for its annual meeting of shareholders held on January 25, 2024, which descriptions are incorporated by reference herein.

The terms of Mr. Kozik’s employment are set forth in a letter agreement dated September 23, 2024 between Mr. Kozik and the Company, which was signed by Mr. Kozik on September 24, 2024.  The foregoing description of Mr. Kozik’s compensation is qualified in its entirety by the terms of such letter agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein

As provided in the Board’s action on October 11, 2024, upon the effectiveness of his appointment as Executive Vice President and Chief Financial Officer, Mr. Kozik will be the Company’s principal financial officer, and P. Shannon Burns, who was appointed as Interim Principal Financial Officer effective on March 1, 2024, will cease serving in that role.  At that time, Mr. Burns will continue to serve as the Company’s Head of Financial Planning, Operations, and Decision Support.  In addition, as provided in the Board’s action on October 11, 2024, upon the effectiveness of Mr. Kozik’s appointment as Executive Vice President and Chief Financial Officer, Patrick Dawson, the Company’s Corporate Controller, who was appointed as Interim Principal Accounting Officer effective on March 1, 2024, shall continue to serve as the Company’s principal accounting officer with the additional title of Principal Accounting Officer.

Item 7.01. Regulation FD Disclosure.

On October 15, 2024, the Company issued a press release, which is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information set forth in this Item 7.01 and in Exhibit 99.1 is “furnished” under Item 7.01 of Form 8-K.  Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Letter agreement dated September 23, 2024 between Darren M. Kozik and Enerpac Tool Group Corp.
99.1	Press Release dated October 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERPAC TOOL GROUP CORP.

Date: October 15, 2024	By:	/s/ James Denis
James Denis
Executive Vice President, General Counsel and Secretary